UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2018

CHINA JO-JO DRUGSTORES, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Hai Wai Hai Tongxin Mansion Floor 6,

Gong Shu District, Hangzhou City

Zhejiang Province, People’s Republic of China, 310008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86 (571) 88077078

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Equity Award Grants to Directors and Officers

On March 30, 2018, the Compensation Committee of the Board of Directors of China Jo-Jo Drugstores, Inc., a Nevada corporation (the “Company”), approved the grant of 930,000 shares of restricted stock to its directors and officers under the Company’s 2010 Equity Incentive Plan, as amended, as follows: (i) 900,000 shares to Lei Liu, Chairman and Chief Executive Officer; (ii) 30,000 shares to Ming Zhao, Chief Financial Officer. All restricted stock vested immediately.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2018

CHINA JO-JO DRUGSTORES, INC.

By:	/s/ Lei Liu
Name:	Lei Liu
Title:	Chief Executive Officer

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